UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 5, 2022

TEXAS CAPITAL BANCSHARES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-34657	75-2679109
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
2000 McKinney Avenue, Suite 700, Dallas, Texas, U.S.A.
(Address of principal executive offices)
75201
(Zip Code)
Registrant’s telephone number, including area code: (214) 932-6600
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	TCBI	Nasdaq Stock Market
5.75% Non-Cumulative Perpetual Preferred Stock Series B, par value $0.01 per share	TCBIO	Nasdaq Stock Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.    Entry into a Material Definitive Agreement.
On September 5, 2022, Texas Capital Bank (the “Bank”), a direct, wholly-owned subsidiary of Texas Capital Bancshares, Inc. (the “Company”), entered into a purchase agreement (the “Purchase Agreement”) with AFCO Credit Corporation (“Purchaser”). Pursuant to the terms and subject to the conditions set forth in the Purchase Agreement, Purchaser has agreed to acquire from the Bank the Bank’s insurance premium financing business (the “Business”). The acquisition is structured as a sale of a portfolio of domestic insurance premium finance loans (the “Loan Portfolio”) and the issued and outstanding equity interests of BankDirect Capital Finance, LLC (“BankDirect”, and the sale of the Loan Portfolio and BankDirect, the “Transaction”).

Subject to the terms and conditions set forth in the Purchase Agreement, at the closing of the Transaction the Bank will receive an amount in cash equal to the net asset value of the Business at the closing of the Transaction plus an asset premium. Based on the value of the Loan Portfolio as of June 30, 2022, the purchase price is approximately $3.4 billion. The purchase price is subject to customary adjustments as set forth in the Purchase Agreement.

The Purchase Agreement provides that completion of the Transaction is subject to the satisfaction or waiver of customary closing conditions, including, among other things, obtaining certain regulatory approvals.

The Purchase Agreement includes customary representations, warranties and covenants related to BankDirect, the Loan Portfolio, the Business and the Transaction. Between the date of the Purchase Agreement and the completion of the Transaction, subject to certain exceptions, the Bank has agreed to operate the Business in the ordinary course of business, and to, among other things, preserve intact the business relationships of the Business.

The Purchase Agreement contains customary termination rights for both the Bank and Purchaser, including the right of either party to terminate the Purchase Agreement if the Transaction as not been consummated on or before December 30, 2022.

The Purchase Agreement provides that the Bank and Purchaser will, following the closing of the Transaction, indemnify each other for losses arising from breaches of representations, warranties and covenants of the Purchase Agreement and other matters, subject to certain limitations. In connection with the closing of the Transaction, the Bank and Purchaser will enter into a transition services agreement.

The representations and warranties of the Bank and Purchaser contained in the Purchase Agreement have been made solely for the benefit of the parties to the Purchase Agreement. In addition, such representations and warranties (a) have been made only for purposes of the Purchase Agreement, (b) have been qualified by confidential disclosures made to Purchaser in connection with the Purchase Agreement, (c) are subject to materiality qualifications contained in the Purchase Agreement which may differ from what may be viewed as material by investors, (d) were made only as of the date of the Purchase Agreement or such other date as is specified in the Purchase Agreement and (e) have been included in the Purchase Agreement for the purpose of allocating risk between the Bank and Purchaser rather than establishing matters as facts. Accordingly, the Purchase Agreement is included with this filing only to provide investors with information regarding the terms of the Purchase Agreement, and not to provide investors with any other factual information regarding the parties or their respective subsidiaries or businesses. Investors should not rely on the representations and warranties or any descriptions thereof as characterizations of the actual state of facts or condition of the parties or any of their respective subsidiaries, affiliates or businesses. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Purchase Agreement, which subsequent information may or may not be fully reflected in the parties’ public disclosures. The Purchase Agreement should not be read alone, but should instead be read in conjunction with the other information regarding the parties, the Transaction and other documents that the parties have filed and will file with the U.S. Securities and Exchange Commission.

The foregoing description of the Purchase Agreement is not complete and is qualified in its entirety by reference to the Purchase Agreement, which is filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Forward Looking Statements

This Current Report on Form 8-K contains certain forward-looking statements that may constitute “forward-looking statements” within the meaning of and pursuant to the Private Securities Litigation Reform Act of 1995. These statements are not historical in nature and may often be identified by the use of words such as “expect,” “estimate,” “anticipate,” “plan,” “may,” “will,” “forecast,” “could,” “should,” “projects,” “targeted,” “continue,” “become,” “intend” and similar expressions.

Because forward-looking statements relate to future results and occurrences, they are subject to inherent and various uncertainties, risks, and changes in circumstances that are difficult to predict, may change over time, are based on management’s expectations and assumptions at the time the statements are made and are not guarantees of future results. A number of factors, many of which are beyond our control, could cause actual results to differ materially from future results expressed or implied by such forward-looking statements. These factors include, but are not limited to, uncertainties as to the timing of the sale of the Business and the risk that the transaction may not be completed in a timely manner or at all, the possibility that any or all of the conditions to the consummation of the sale of the Business may not be satisfied or waived, risks related to diverting management’s attention from the Company’s ongoing business operations, uncertainties as to the Company’s ability and the amount of time necessary to realize the expected benefits of the transaction, changes in the economic and financial conditions of the Company’s business and uncertainties and matters beyond the control of management, credit quality and risk, the COVID-19 pandemic, industry and technological changes, cyber incidents or other failures, disruptions or security breaches, interest rates, commercial and residential real estate values, economic conditions, including inflation and the threat of recession, as well as market conditions in Texas, the United States or internationally, as well as governmental and consumer responses to those economic and market conditions, fund availability, accounting estimates and risk management processes, the transition away from the London Interbank Offered Rate (LIBOR), legislative and regulatory changes, business strategy execution, key personnel, competition, mortgage markets, fraud, environmental liability and severe weather, natural disasters, acts of war or terrorism or other external events.

These and other factors that could cause results to differ materially from those described in the forward-looking statements, as well as a discussion of the risks and uncertainties that may affect our business, can be found in the Company’s Annual Report on Form 10-K, the Company’s Quarterly Reports on Form 10-Q and in other filings the Company makes with the SEC. The information contained in this Current Report on Form 8-K speaks only as of its date. Except to the extent required by applicable law or regulation, we disclaim any obligation to update such factors or to publicly announce the results of any revisions to any of the forward-looking statements included herein to reflect future events or developments.

Item 9.01.    Financial Statements and Exhibits.

(d)    Exhibits
2.1    *Purchase Agreement, dated as of September 5, 2022 by and between AFCO Credit Corporation and Texas Capital Bank

104    Cover Page Interactive Data File (embedded within the Inline XBRL document)

*    Schedules and exhibits to this exhibit have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company hereby undertakes to furnish copies of any of the omitted schedules and exhibits upon request by the SEC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	September 8, 2022	TEXAS CAPITAL BANCSHARES, INC.
		By:	/s/ J. Matthew Scurlock
J. Matthew Scurlock Chief Financial Officer